                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 August 3, 2005


                            LINDSAY MANUFACTURING CO.
                            -------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                      1-13419                   47-0554096
------------------------            ------------          ----------------------
(State of Incorporation)            (Commission               (IRS Employer
                                    File Number)          Identification Number)


             2707 North 108th Street
                    Suite 102
                 Omaha, Nebraska                             68164
     ----------------------------------------             ----------
     (Address of principal executive offices)             (Zip Code)


                                 (402) 428-2131
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
              ----------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS

On August 3, 2005, Lindsay Manufacturing Co. (the "Company") issued a press release announcing a voluntary repair campaign relating to the end gun solenoid valves on certain Zimmatic irrigation systems manufactured after 1993.
A copy of the press release is furnished herewith as Exhibit 99.1

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         99.1  Press Release, dated August 3, 2005, issued by the Company




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 4, 2005                  LINDSAY MANUFACTURING CO.


                                        By: /s/ David Downing
                                            ------------------------------------
                                            David Downing, Vice President and
                                             Chief Financial Officer